SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 27, 1998



                    FRANCHISE FINANCE CORPORATION OF AMERICA
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



   Delaware                          1-13116                    86-0736091
---------------                    ------------           ----------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)           Identification Number)
incorporation)



                17207 North Perimeter Drive, Scottsdale, AZ 85255
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
                                      ----
          (Former Name or Former Address, if Change Since Last Report)

ITEM 5. OTHER EVENTS.

         (a) On October 27, 1998, the Registrant entered into a Purchase Agreement (the "Purchase Agreement") with Salomon Smith Barney Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and NationsBanc Montgomery Securities LLC, with respect to the issue and sale by the Registrant of its 8.25% Senior Notes Due 2003 (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of November 21, 1995, as amended or modified from time to time, between the Registrant and Norwest Bank Arizona, National Association, as trustee. The Purchase Agreement is attached hereto and referenced as Exhibit 1.01. The Officers' Certificate establishing the form and terms of the Notes is attached hereto as Exhibit 4.01

         (b) Kutak Rock as counsel to the Registrant has issued its opinion as to the legality with respect to the Notes. The opinion is attached hereto and referenced as Exhibit 5.01.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             1.01   Purchase Agreement
             4.01   Officers' Certificate
             5.01   Legal Opinion of Kutak Rock

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FRANCHISE FINANCE CORPORATION OF
                                        AMERICA (Registrant)



Dated: October 29, 1998                 By /s/  John Barravecchia
                                           ----------------------
                                        John Barravecchia,
                                        Executive Vice President
                                        and Chief Financial Officer